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                           G.T. GLOBAL INCOME FUNDS:
                                 ADVISOR CLASS
                         SUPPLEMENT TO PROSPECTUS DATED
                     MARCH 1, 1995, AS REVISED JUNE 1, 1995

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The following revisions have been made relating to (1) the eligibility requirements for investing in Advisor Class shares of each of the G.T. Global Income Funds, and (2) involuntary redemption of such shares.

On page 3, under "Prospectus Summary -- Advisor Class Shares," and on page 26, under "How to Invest -- General," section (b) is amended to read "any account with assets of at least $25,000 if (i) a financial planner, trust company, bank trust department, or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account;" and section (c) is amended to read "any account with assets of at least $25,000 if (i) such account is established under a 'wrap fee' program and (ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account." The other eligible groups described under sections (a), (d) and (e) in that paragraph remain unchanged.

The following information should be inserted at the end of the first paragraph in the section of the Funds' Prospectus entitled "How To Invest" on page 27:

"Investors may be charged a fee by their agents or brokers if they effect transactions other than through a dealer."

The minimum initial investment for each Fund is $500. Subsequent purchase minimum is $100. On page 30, under paragraph four of the heading "Other Important Redemption Information," the Funds and G.T. Global Financial Services, Inc. each reserves the right to redeem the shares of any investor whose investment is reduced, by reason of redemptions, to less than $500 in the Fund.

Under "Other Information -- Confirmations and Reports to Shareholders" on page 37, the following information should be inserted immediately prior to the last sentence of the paragraph: "Under certain circumstances, duplicate mailings of such reports to the same household may be consolidated."

Under "Other Information -- Custodian and Accounting Agent," it should be noted that effective July 1, 1995, G.T. Capital serves as each Fund's pricing and accounting agent. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds.

On the Advisor Class Account Application, under the heading "Fund Selection," the minimum initial investment has been changed to $500 per fund.
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The following information supersedes and replaces the description of the Funds'
portfolio management team contained in the section of the Funds' Prospectus on page 34 entitled "Management":

"The investment professionals primarily responsible for the portfolio management of the Funds are as follows:

                             GOVERNMENT INCOME FUND
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
                          RESPONSIBILITIES FOR                              BUSINESS EXPERIENCE
NAME/OFFICE                     THE FUND                                      LAST FIVE YEARS
------------------------  ---------------------  -------------------------------------------------------------------------
Gary Kreps                Portfolio Manager      Chief Investment Officer -- Global Fixed Income Investments for G.T.
 San Francisco             since 1992             Capital since 1992; From 1988 to 1992, Mr. Kreps was the Senior Vice
                                                  President for Global Fixed Income of Putnam Management Co. (Boston).
Robert F. Allen           Portfolio Manager      Portfolio Manager for G.T. Capital since 1989.
 San Francisco             since 1989
                                                  STRATEGIC INCOME FUND


                          RESPONSIBILITIES FOR                              BUSINESS EXPERIENCE
NAME/OFFICE                     THE FUND                                      LAST FIVE YEARS
------------------------  ---------------------  -------------------------------------------------------------------------
Gary Kreps                Portfolio Manager      Chief Investment Officer -- Global Fixed Income Investments for G.T.
 San Francisco             since 1992             Capital since 1992; From 1988 to 1992, Mr. Kreps was the Senior Vice
                                                  President for Global Fixed Income of Putnam Management Co. (Boston).
Simon Nocera              Portfolio Manager      Portfolio Manager and Economist for G.T. Capital since 1992; From 1991 to
 San Francisco             since 1992             1992, Mr. Nocera was Senior Vice President and Director for Global Fixed
                                                  Income Research at The Putnam Companies; Prior thereto, he was a
                                                  Financial Economist at the International Monetary Fund.
Nikos G. Pappayliou       Portfolio Manager      Trader -- Global Fixed Income Investments for G.T. Capital from 1993 to
 San Francisco             since 1994             1994. From 1991 to 1992, Mr. Pappayliou was European Fixed Income
                                                  Arbitrageur for Swiss Bank (London). Prior thereto, he was Fixed Income
                                                  Arbitrageur for Credit Lyonnais (Paris).

                                                  HIGH INCOME PORTFOLIO
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                          RESPONSIBILITIES FOR                              BUSINESS EXPERIENCE
NAME/OFFICE                   THE PORTFOLIO                                   LAST FIVE YEARS
------------------------  ---------------------  -------------------------------------------------------------------------
Gary Kreps                Portfolio Manager      Chief Investment Officer -- Global Fixed Income Investments for G.T.
 San Francisco             since Portfolio        Capital since 1992; From 1988 to 1992, Mr. Kreps was the Senior Vice
                           inception in 1992      President for Global Fixed Income for Putnam Management Co. (Boston).
Simon Nocera              Portfolio Manager      Portfolio Manager and Economist for G.T. Capital since 1992. From 1991 to
 San Francisco             since Portfolio        1992, Mr. Nocera was Senior Vice President and Director for Global Fixed
                           inception in 1992      Income Research at The Putnam Companies; Prior thereto, Mr. Nocera was a
                                                  Financial Economist at the International Monetary Fund."
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                                                                October 20, 1995

INCSX51040MC